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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported) September 19, 1995

                              EMCOR GROUP, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                  0-2315                   11-2125338
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(State or other juris-           (Commission             (I.R.S. Employer
diction of incorporation)        File Number)           Identification No.)

       101 Merritt Seven Corporate Park, Norwalk, Connecticut 06851-1060
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       (Address of principal executive offices)               (Zip Code)

                                (203) 849-7800
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             (Registrant's telephone number, including area code)

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Item 4. Changes in Registrant's Certifying Accountant
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        On September 19, 1995 the Audit Committee of the Board of Directors of
EMCOR Group, Inc. (the "Company") appointed Arthur Andersen LLP as independent accountants for its fiscal year ending December 31, 1995 to replace Deloitte & Touche LLP effective with such appointment.

        Deloitte & Touche LLP's report, dated March 17, 1995, on the financial statements of the Company for its two most recent fiscal years ended December 31, 1994 did not contain an adverse opinion, disclaimer of opinion, or qualification as to uncertainty, audit scope, or accounting principles.

        However, in its report dated July 8, 1994 on the financial statements of the Company for its fiscal year ended December 31, 1993, Deloitte & Touche LLP did not express an opinion on the Company's 1993 consolidated financial statements due to then material uncertainties related to the Company's ability to continue as a going concern because the Company had experienced significant losses from operations for each of the years ended December 31, 1993 and 1992, and then had negative working capital and a deficit in shareholder's equity and because of the then possible material effects of uncertainties related to the net realizable value of assets of discontinued operations, claims filed against the Company, and the possible consequences of the Company's Chapter 11 proceedings. The Company's emergence from bankruptcy on December 14, 1994 resulted in a significant reduction in the Company's indebtedness, its obtaining of a new credit agreement and the valuing of the Company at a new reorganization value resulting in positive shareholders' equity permitting Deloitte & Touche LLP in its report dated March 17, 1995 to express an opinion on the 1993 consolidated financial statements as well as the 1994 consolidated financial statements.

        During the Company's two most recent fiscal years ended December 31, 1994 and the interim period subsequent to December 31, 1994, there have not been any disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused that firm to make reference to the subject matter of such disagreements in connection with its reports.

        During the Company's two most recent fiscal years ended December 31, 1994 and the interim period subsequent to December 31, 1994, there have not been any reportable events of the type described in paragraphs (A) through (D) of
Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

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        The Company has requested Deloitte & Touche LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated September 21, 1995, is filed as Exhibit 16 to this Form 8-K.

        During the Company's two most recent fiscal years ended December 31, 1994 and through September 19, 1995, neither the Company, nor anyone on its behalf, has consulted with Arthur Andersen LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

Item 7. Financial Statements and Exhibits
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        (c) Exhibits
        Number        Exhibit
        ------        -------
        16            Letter from Deloitte & Touche LLP dated September 22, 1995 to the Securities and Exchange Commission

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                                  SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto daily authorized.


                                        EMCOR GROUP, INC.

Date: September 22, 1995                By: /s/ Frank T. MacInnis
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                                             Frank T. MacInnis
                                             Chairman of the Board, President
                                             and Chief Executive Officer